EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Daniel McKelvey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Liquid Financial Engines, Inc. on Form 10-Q/A (Amendment No.
1) for the period ended April 30, 2009 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of Liquid Financial Engines, Inc.

July 16, 2009

                                        /s/ Daniel McKelvey
                                        -------------------
                                        Daniel McKelvey,
                                        President, principal executive officer,
                                        and principal accounting and financial
                                        officer

A signed original of this written statement required by Section 906 has been provided to Liquid Financial Engines, Inc. and will be retained by Liquid Financial Engines, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.